Sentinel Variable Products Trust
Policyholders Report
December 31, 2001

Sentinel Variable Products Trust
National Life Drive,
Montpelier, Vermont 05604

Table of Contents
           1         Message to Policyholders
           4         Fund Performance
           5         Sentinel Variable Products Trust Common Stock Fund
           8         Sentinel Variable Products Trust Growth Index Fund
           10        Sentinel Variable Products Trust Mid Cap Growth Fund
           12        Sentinel Variable Products Trust Small Company Fund
           14        Sentinel Variable Products Trust Money Market Fund
           16        SVPT Statement of Assets and Liabilities
           17        SVPT Statement of Operations
           18        SVPT Statement of Changes in Net Assets
           20        SVPT Financial Highlights
           22        SVPT Notes to Financial Statements
           24        Report of Independent Accountants
           25        Board Members and Officers

Patrick E. Welch
Chairman

Joseph M. Rob
President

Message to Policyholders
Dear Policyholder:

We are pleased to submit our annual report for the year ended December 31, 2001. The past year posed extraordinary challenges for investors. The economy slid into recession after a record ten years of growth. The unprecedented and horrifying terrorist incidents on September 11th added further uncertainty to a rapidly changing economic environment. Amidst this turbulence, our family of funds performed well within their investment objectives.

THE ECONOMY

All economic phenomena exhibit cyclical behavior over time. Periods of growth give way to periods of regression. The latest cycle in domestic economic growth began in 1991 and gained vigor throughout the decade. Real economic growth averaged more than 4% between 1996 and 1999, and the unemployment rate fell to 3.9% by October 2000 - the lowest level in over thirty years. The benefits of sustained growth touched all parts of the U.S. population. Wealth creation, via increasing equity and real estate prices, magnified its impact. After ten years of economic strength, the assumption was widespread that the economy was vibrant enough to withstand the pressure of increasing interest rates and continue growing. However, at the beginning of this fiscal year, we began to see signs of a normal cyclical slowdown in business and consumer demand.

The economy weakened further in the first quarter of 2001. With the benefit of hindsight, the official date of the beginning of the recession was marked as March 2001, although the signs were evident well before then. In 2000, we were already witnessing a significant slowdown in business investment. The prior frenzied spending on technology and telecommunications equipment had begun to wither. Many businesses began the process of retrenching in late 2000 and have continued to do so throughout 2001. One hallmark of this downturn will be the business-led nature of the decline in activity. Normally, recessions occur when consumers of goods begin to reduce their expenditures. The novelty in this downturn is the fact that corporate America is leading the austerity campaign; to date, the consumer sector of the economy has continued to exhibit positive, albeit decreasing, growth in expenditures.

The culprits in inducing recession are debatable, but center around a few important excesses that built up in the economy during the strong growth years of the late '90s. Foremost may be the capital expenditure surge - predominantly centered on technology, but affecting many areas of corporate spending. With increasing profits and in the quest to enhance productivity and future earnings growth, corporations poured tremendous resources into new capital equipment. In aggregate, capital spending began to exceed the cash flow generated by domestic businesses. The result was an increase in corporate indebtedness. With slowing growth, companies are decreasing expenditures, cutting jobs and discretionary costs and making the repayment of debt a high priority in order to increase financial flexibility.

Another factor that has hindered economic growth, and which may linger for some time, is the high level of indebtedness within the consumer sector. The strong job market of the `90s, coupled with above average wealth creation in the stock and real estate markets, emboldened consumers to increase debt levels to historic highs. While the economy was robust and jobs were abundant, this strategy was not harmful. In an environment where unemployment is escalating and growth is tepid, debt becomes a more formidable obstacle. We have seen consumer bankruptcies increase and consumer spending trends moderate in response. Looking ahead, we expect consumers to exhibit more moderate expenditure growth as they repair extended balance sheets.

While the current economic backdrop seems rather difficult, it is important to realize that a number of stimulative economic measures have been introduced. The Federal Reserve quickly reversed its tight interest rate policy in January 2001 by embarking on an historic series of interest rate cuts. The short term Fed funds rate has been decreased from 6.5% to 1.75% in eleven steps during the year, materially reducing short term borrowing costs. In addition, money supply growth increased to the highest rates in years - providing abundant liquidity to fuel the economy. Federal government tax cuts have put more dollars into the private sector. The era of shrinking government is in the process of reversing with the resumption in the growth of federal spending programs. While a portion of the new spending is allocated to security and defense due to the terrorist attacks and the resultant war on terrorism, additional outlays are specifically designed to stimulate economic activity and bolster private sector confidence.

There is no doubt the economy is currently in the throes of a cyclical downturn, but there are signs that economic activity may be troughing. It is vital to appreciate that stimulative measures have already been introduced which will cushion the downside and ultimately provide the fuel for a recovery in prospects. We have every confidence in the natural vibrancy of the U.S. economy and in the entrepreneurial ability of our people to reignite economic growth in the year ahead.

THE FINANCIAL MARKETS

EQUITY MARKETS

The story of the equity markets foreshadows the performance of the economy. After years of exceptional returns in stock prices during the 1990s, 2001 brought a second consecutive year of losses. For the calendar year ending December 31, the return of the Standard & Poor's 500 was -11.88%, for the Dow Jones Industrial Average -5.40% and for the NASDAQ -20.80%. While the losses were exacerbated by the September terrorist attacks, the profit picture for many corporations deteriorated throughout the year in lockstep with the unfolding recession. The difficult performance of the equity markets was a consequence of both poor short-term business fundamentals and the tempering of inflated expectations for equities reflected in above-average stock market valuations. Recently the downturn in business trends seems to be moderating - providing some evidence that a rebound next year is likely. The valuation underpinnings have improved in many sectors of the stock market, but are not "cheap" by most historical measures of equity valuation. The catalyst for a resumption in positive, sustained equity returns would be meaningful signs of fundamental progress in earnings growth trends. By fiscal year end, the stock market was rallying off the depressed levels reached post-September 11th, perhaps anticipating a more positive equity environment looking ahead.

The stock market in 2001 was marked by tremendous volatility as investor sentiment swung widely regarding the future direction of corporate prospects. The year began in dramatic fashion with an unexpected, sharp 0.5% interest rate cut by the Federal Reserve in January. The cut signaled a change toward an easier interest rate policy by the Fed. Equity investors took this as a sign that the worst was over in the equity market and bid prices higher in anticipation of a resumption in growth. Unfortunately, weakening business fundamentals and corporate earnings and the developing recession still lay ahead and hopes of a short-lived business downturn were dashed. The stock market rallies in January and April/May were followed by subsequent sell-offs as signs of recovery proved elusive. The terrorist events of September 11th added an unprecedented twist to the investment landscape. Equity markets were closed for four days while Wall Street repaired the damage inflicted to the New York Stock Exchange, and then opened to dramatic equity liquidation. Investors who were overwhelmed by emotional concerns sold at what proved to be depressed prices. The subsequent stock market rally to year end reversed the losses of September, but left stocks in negative territory for the year.

Looking at the stock market in more detail, investors rotated emphasis among stock market sectors at a rapid pace in an attempt to be well positioned in industries deemed beneficiaries of an economic recovery. The strongest performers in the market were cyclical sectors such as consumer discretionary, basic materials and transportation issues - all areas leveraged to an economic rebound. Notable underperformers included utilities, technology and capital goods issues. The historic capital spending boom/bust in technology that has impacted markets in recent years showed few signs of reversing. During the year, every market sector experienced sharp rallies and difficult setbacks - a sign of investor uncertainty and emotionalism. In sum, the stock market trend was to the downside with pronounced volatility in investor expectations and sector performance. While the past year has proved difficult for equity investors, the ingredients are in place for more favorable investment returns as business fundamentals improve in the year ahead.

SUMMARY

The past year was one of the most challenging for capital markets in recent memory. While the onset of economic recession unleashed a new set of uncertainties, our country also had to deal with the previously unthinkable - a terrorist attack domestically. It is heartening that policymakers have taken decisive action on both the military and economic fronts to help remedy the challenges facing the nation.

In our investment process, we continue to execute with the same consistency and discipline that has served us well over time. Our goal is to own the securities of companies with attractive competitive positions and exceptional business execution strategies. We focus on generating long-term investment returns for shareholders while effectively controlling risk within portfolios. As always, we recommend that investors hold a diversified portfolio of funds suited to meeting each individual's investment goals. The importance of diversification and risk control was made evident in the past year, but remains essential over all investment horizons.

We thank you for your continued support and look forward to effectively meeting your investment needs in the years ahead.

Sincerely,


/s/ PATRICK E. WELCH               /S/ JOSEPH M. ROB
--------------------               -----------------
Patrick E. Welch                   Joseph M. Rob
Chairman                           President

FUND PERFORMANCE

Performance data for each Sentinel Variable Products Trust Fund is provided in this table. Financial data is contained in the following pages.

                         For the period from 01/01/01 through 12/31/01
                         ---------------------------------------------
                       12/31/01
                         Net
                        Asset                     Capital
Sentinel Variable      Value Per    Income         Gain           Total
Products Trust Fund      Share    Dividends    Distributions      Return*
-------------------      -----    ---------    -------------      -------
Common Stock            $ 9.50   $   0.11        $   0.04          -8.10%
Growth Index              8.17       0.02             --          -13.44
Mid Cap Growth            7.68        --              --          -24.26
Small Company            11.27       0.03            0.00**         5.35
Money Market              1.00       0.04             --            3.70

Standard & Poor's 500 +    --         --              --          -11.88
Lehman Aggregate
     Bond Index ++         --         --              --            8.44

* Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is no guarantee of future results.

** Represents less than $.005 of average daily shares outstanding. + An unmanaged index of stocks reflecting average prices in the stock market.

++   An unmanaged index of bonds reflecting average prices in the bond market.

The Sentinel Variable Products Trust Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies. Sentinel Variable Products Trust Common Stock Fund.

The equity markets finished the final quarter of the year in decidedly positive fashion, with the Standard & Poor's 500 Index returning 10.70%, the Dow Jones Industrial Average gaining 13.80% and the volatile NASDAQ up 30.20%. In comparison, the Common Stock Fund's return of 7.50% lagged these averages.

Despite the fourth quarter surge, large-cap stock indices closed broadly lower for the year, reflecting the deteriorating economic environment in the U.S. The Fund's one-year results of -8.10% outperformed the S&P 500 index return of -11.88% and the S&P Barra Value index return of -11.70%. The meaningful outperformance of mid and small-cap stocks versus large-cap issues impacted the Fund's performance, since its portfolio is predominantly oriented toward larger companies.

After a decade-long expansion, the economy lapsed into recession during 2001. Normal cyclical downturns after years of expansion are to be expected and, in this cycle, a couple of factors weighed more heavily on the economy, likely prolonging the pace of recovery well into 2002. Foremost has been the capital expenditure bubble focused primarily on technology and telecommunications spending. Corporations increased spending on new technologies at a dramatic pace in the late 1990's, outstripping their ability to generate cash flow. While this spending increased efficiency, pent-up demand was fulfilled for many capital needs. As a result, corporations have dramatically decreased new capital commitment plans during the recession, in an effort to cut costs and enhance earnings. This sharp curtailment impacted economic growth more than many investors expected.

A second factor impacting the economy was the increase in debt levels among corporations and individuals. While the federal government experienced increasing budget surpluses in the late 1990's and reduced its outstanding debt, the private sector was expanding borrowing in the midst of strong economic growth, which was assumed to be enduring. Corporate cash flow turned sharply negative in the recession, as business activity ebbed while costs decreased at a slower pace. The dramatic increase in layoffs in the second half of 2001 was an attempt by many companies to reduce their bloated cost structures. Individuals were equally liberal in increasing their outstanding debt, given the excellent employment environment and abundant wealth accumulation opportunities of the late 1990's. The slowing economy and increasing layoffs have induced newfound austerity among consumers. The process of debt repayment among both groups will be another factor that impacts the rate of economic revival over the coming year.

It is fortunate that the Federal Reserve Board and the federal government have been quick to realize that this recession would require a greater dose of stimulus to effect a recovery, given the factors cited above. The Fed has decreased interest rates by 4.75% in 11 steps this year - the most dramatic monetary response in its history. The federal government has increased fiscal spending on many fronts to bolster economic activity. Due to the horrible terrorist incidents on September 11th, policymakers intensified actions to cushion the erosion in confidence that threatened to further hurt economic activity. The impact of these moves has been to stabilize a fragile economy. We believe the elements are in place for a resumption in growth next year.

The equity market experienced a year of heightened volatility as the reality of weakening corporate earnings and oncoming recession became more evident. The hope that the economic downturn would be short-lived was not fulfilled, as business activity continued to decline throughout the year. Sharp stock market rallies in January and in April/May quickly reversed, as evidence of recovery remained elusive. Investors rotated their focus among stock market sectors at a rapid pace in an attempt to be well-positioned in industries deemed beneficiaries of a recovery. By fiscal year-end, the stronger stock market performers were consumer cyclicals, basic materials and transportation issues - all areas leveraged to an economic rebound. Notable underperformers included utilities, technology and capital goods issues. During the year, practically every market sector experienced sharp rallies and difficult setbacks, a sign of investor uncertainty. In summary, the stock market trend was to the downside with pronounced volatility in investor expectations and sector performance.

Looking back at the performance of the Common Stock Fund over the past year, a number of notable factors stand out. The investment objectives of the Fund have been, and always will be, focused on high quality large-cap companies. As mentioned above, the meaningful outperformance of mid and small-capitalization stocks versus large-company issues negatively impacted Fund performance. The sectors that provided the greatest outperformance versus market benchmarks during the fiscal year included technology, communications services, capital goods and health care. Areas of underperformance included financials, consumer cyclicals and utilities. Stock selection and sector emphasis were both favorable contributors to investment results.

Despite near-term challenges, we believe the elements are in place for a resumption of economic growth in 2002 and have invested accordingly. Commitments have been increased in companies that are expected to benefit from a stronger economy, including basic materials and industrial issues. The recovery is expected to pick up steam during the new year as the positive effects of monetary policy take hold. Balancing the pros and cons leads to our conclusion that a more rewarding equity investment environment is likely in 2002.





Van Harissis, CFA




Daniel J. Manion, CFA



Hilary T. Roper, CFA

Despite near-term challenges, we believe the elements are in place for a resumption of economic growth in 2002 and have invested accordingly.

Total Return - Through 12/31/01

Period
1 Year     -8.10%
Since
Inception+ -3.50%
+11/30/00

CHART

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results.

*An unmanaged index of stocks reflecting average prices in the stock market.



                        SENTINEL VARIABLE PRODUCTS TRUST
                   COMMON STOCK FUND INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001

                                                       SHARES           VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------

 COMMON STOCKS 93.9%
 BASIC MATERIALS 7.8%
 Alcan, Inc.                                               9,700      $  348,521
 Cabot Corp.                                               4,100         146,370
 Dow Chemical Co.                                         12,400         418,872
 Dupont (E.I.) de Nemours                                  7,351         312,491
 Engelhard Corp.                                           8,753         242,283
 International Paper                                      14,400         581,040
 Mead Corp.                                               11,000         339,790
 Rohm & Haas                                               8,500         294,355
                                                                      ----------
                                                                       2,683,722
                                                                      ----------
 CAPITAL GOODS 9.0%
 Deere & Co.                                               7,200         314,352
 Diebold, Inc.                                             5,000         202,200
 General Dynamics Corp.                                    6,836         544,419
 General Electric Company                                  6,160         246,893
 Honeywell Int'l., Inc.                                    7,000         236,740
 Millipore Corp.                                           3,800         230,660
 Pall Corp.                                               14,000         336,840
 Parker-Hannifin Corp.                                     5,540         254,341
*Quanta Services, Inc.                                    10,000         154,300
*Republic Services, Inc.                                   6,400         127,808
 Tyco International Ltd.                                   1,222          71,976
 United Technologies                                       5,400         349,002
                                                                      ----------
                                                                       3,069,531
                                                                      ----------
 COMMUNICATION SERVICES 7.6%
 Alltel Corp.                                              5,000         308,650
 AT&T Corp.                                               20,000         362,800
*AT&T Wireless Service                                     7,240         104,039
 Bellsouth Corp.                                           7,500         286,125
 Qwest Communications Int'l                                8,900         125,757
 SBC Communications, Inc.                                  6,400         250,688
 Sprint Corp. (FON Group)                                 13,000         261,040
 Verizon Communications                                   14,254         676,495
*Worldcom Group                                           15,000         211,200
                                                                      ----------
                                                                       2,586,794
                                                                      ----------
 CONSUMER CYCLICALS 4.2%
*Corning, Inc.                                             8,000          71,360
 Ford Motor Co.                                           11,753         184,757
*Jones Apparel Group, Inc.                                 5,000         165,850
 Marriott International - Class A                          4,200         170,730
 McGraw-Hill Cos                                           5,694         347,220
 Omnicom Group, Inc.                                       1,600         142,960
 TRW, Inc.                                                 9,912         367,141
                                                                      ----------
                                                                       1,450,018
                                                                      ----------



                                      -9-


                        SENTINEL VARIABLE PRODUCTS TRUST
                   COMMON STOCK FUND INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001

                                                       SHARES           VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------


 CONSUMER STAPLES 7.5%
 CVS Corp. Delaware                                        3,000      $   88,800
 Disney, Walt                                             17,863         370,121
 Kimberly-Clark Corp.                                      4,500         269,100
*Liberty Media Corp.                                      34,500         483,000
 Newell Rubbermaid, Inc.                                  14,000         385,980
 Philip Morris Cos., Inc.                                  6,861         314,577
 Procter & Gamble Co.                                      2,000         158,260
 Sara Lee Corp.                                           15,639         347,655
 Sysco Corp.                                               6,100         159,942
                                                                      ----------
                                                                       2,577,435
                                                                      ----------
 ENERGY 10.5%
 Anadarko Petroleum Corp.                                  4,200         238,770
 Baker Hughes, Inc.                                        4,600         167,762
 Burlington Resources, Inc.                                9,492         356,330
*Calpine Corp.                                            10,000         167,900
 Chevron Corp.                                             4,197         376,093
 Exxon Mobil Corp.                                        22,816         896,669
 GlobalSantaFe Corp.                                      10,038         286,284
 Ocean Energy, Inc.                                       21,500         412,800
 Royal Dutch Petroleum Co.                                 5,902         289,316
 Schlumberger Ltd.                                         5,858         321,897
 Transocean Sedco Forex                                    2,265          76,602
                                                                      ----------
                                                                       3,590,423
                                                                      ----------
 FINANCIALS 16.3%
 American Express Co.                                      8,813         314,536
 American Int'l. Group                                     6,587         523,008
 AON Corp.                                                11,900         422,688
 Bank of New York                                         10,317         420,934
 Bank One Corporation                                      6,000         234,300
*Berkshire Hathaway, Inc. - Class A                            8         604,800
 Chubb Corporation                                         7,500         517,500
 Citigroup, Inc.                                          14,013         707,376
 Fleet Boston Financial Corp.                              9,100         332,150
 Morgan Stanley Dean Witter                                4,000         223,760
 U.S. Bancorp                                             28,300         592,319
 Wachovia Corp                                            10,200         319,872
 Wells Fargo                                               8,500         369,325
                                                                      ----------
                                                                       5,582,568
                                                                      ----------



                                      -10-



                        SENTINEL VARIABLE PRODUCTS TRUST
                   COMMON STOCK FUND INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001

                                                       SHARES           VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------

 HEALTH CARE 11.5%
 American Home Products                                    8,808      $  540,459
*Biogen, Inc.                                              4,700         269,545
*Boston Scientific Corp.                                  17,100         412,452
 Bristol-Myers Squibb                                      7,631         389,181
*Guidant Corp.                                             9,000         448,200
 Johnson & Johnson                                         5,862         346,444
 Lilly, Eli & Co.                                          7,900         620,466
*Medimmune, Inc.                                           1,500          69,525
 Merck & Co.                                               3,700         217,560
 Pharmacia Corp.                                           9,000         383,850
 Schering-Plough                                           3,600         128,916
*Watson Pharmaceuticals, Inc.                              3,500         109,865
                                                                      ----------
                                                                       3,936,463
                                                                      ----------
 TECHNOLOGY 10.7%
*Agilent Technologies                                      5,187         147,881
*Analog Devices, Inc.                                      4,500         199,755
*Applied Materials, Inc.                                   2,000          80,200
 Automatic Data Processing                                 5,133         302,334
*BMC Software, Inc.                                        6,000          98,220
 Computer Associates Int'l., Corp.                         5,500         189,695
*EMC Corp.                                                 6,500          87,360
 Hewlett-Packard Co.                                      15,800         324,532
 Intel Corporation                                         2,018          63,466
 International Business Machines Corp.                     2,500         302,400
*KLA Tencor Corp.                                          2,000          99,120
 Linear Technology                                         2,500          97,600
*LSI Logic Corp.                                           9,000         142,020
*Lucent Technologies, Inc.                                10,000          62,900
*Microsoft Corp.                                           1,900         125,913
*Nortel Networks Corporation                              11,200          84,000
*Novellus Systems, Inc.                                    2,000          78,900
 Raytheon Co.                                             19,100         620,177
*Teradyne, Inc.                                            5,300         159,742
 Texas Instruments, Inc.                                   7,500         210,000
*Waters Corp.                                              5,300         205,375
                                                                      ----------
                                                                       3,681,590
                                                                      ----------




                                      -11-


                        SENTINEL VARIABLE PRODUCTS TRUST
                   COMMON STOCK FUND INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001

                                                       SHARES           VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------


 TRANSPORTATION 3.1%
 Canadian National Railway Co.                            11,100      $  535,908
 Union Pacific Corp.                                       9,300         530,100
                                                                      ----------
                                                                       1,066,008
                                                                      ----------
 UTILITIES 5.7%
 Duke Energy Corp.                                        18,000         706,680
 Dynegy, Inc. - Class A                                    6,200         158,100
 El Paso Corp.                                            14,000         624,540
 Reliant Energy, Inc.                                      9,800         259,896
 Williams Companies, Inc.                                  7,870         200,842
                                                                      ----------
                                                                       1,950,058
                                                                      ----------
 Total Common Stocks
   (Cost $33,067,274)                                                 32,174,610
                                                                      ----------



 PRINCIPAL AMOUNT                                                       VALUE
   (M=$1,000)                                                          (Note 2)
--------------------------------------------------------------------------------
 U.S. Government Agency Obligations 6.7%
 Federal Home Loan Bank 1.76%, 01/08/02   1,500M                      1,499,487
 Federal National Mortgage Association 1.80%, 01/03/02   785M           784,921
                                                                    -----------
 Total U.S. Government Agency Obligations
   (Cost $2,284,408)                                                  2,284,408
 Total Investments
   (Cost $35,351,682)**                                              34,459,018
                                                                    -----------

 Excess of Liabilities Over Other Assets (0.6%)                        (214,484)
           Net Assets                                               $34,244,534
                                                                    ===========



*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At December 31, 2001 unrealized depreciation for federal income tax purposes aggregated $892,664 of which $1,869,931 related to appreciated securities and $2,762,595 related to depreciated securities. See Notes to Financial Statements.

The Sentinel Variable Products Trust Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index.

SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

The Sentinel Variable Products Growth Index Fund earned a -13.44% return for the fiscal year, in line with the -12.70% return for the S&P 500/Barra Growth Index.

Growth stocks started off the year on a negative note as the slowdown in the economy caused a number of technology companies to miss earnings estimates during the first quarter. The Fund earned a positive return during the second quarter as investors began to discount an economic recovery.

In the third quarter, the market moved lower when it became clear that the economic recovery was going to be delayed until 2002. The events of September 11th led investors to seek out low risk investments and most growth indices declined as a result. The market and most growth stocks bounced back nicely during the last two months of the fiscal year as investors began to see early signs of the long-awaited economic recovery. Our economic outlook calls for a gradual improvement in the economy and corporate profits in 2002. In that environment, we would expect growth stocks to attract renewed interest from investors.



Robert L. Lee, CFA



Charles C. Schwartz, CFA

Our economic outlook calls for a gradual improvement in the economy and corporate profits in 2002.

Total Return - Through 12/31/01

Period
1 Year     -13.44%
Since
Inception+ -18.08%
+11/30/00

CHART

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results.

*An unmanaged index of stocks reflecting average prices in the stock market. "S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National Life Investment Management Company, Inc. Sentinel Variable Products Trust Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Variable Products Trust Growth Index Fund.




               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                            SHARES       VALUE
                                                                        (NOTE 2)
--------------------------------------------------------------------------------

 COMMON STOCKS 99.9%
 BASIC MATERIALS 0.2%
 Ecolab, Inc.                                                100      $    4,025
 International Flavors & Fragrances                           70           2,080
                                                                      ----------
                                                                           6,105
 CAPITAL GOODS 8.9%
 General Electric Company                                  7,507         300,881
 Millipore Corp.                                              35           2,124
 Minnesota Mining & Manufacturing Co.                        300          35,463
 Pitney Bowes, Inc.                                          180           6,770
*Sealed Air Corp.                                             60           2,449
                                                                      ----------
                                                                         347,687
                                                                      ----------
 COMMUNICATION SERVICES 0.6%
*Nextel Communications, Inc.                                 594           6,510
*Sprint Corp. (PCS Group)                                    743          18,137
                                                                      ----------
                                                                          24,647
                                                                      ----------
 CONSUMER CYCLICALS 12.6%
*Autozone                                                     80           5,744
 Avery Dennison Corp.                                         79           4,466
*Bed Bath & Beyond, Inc.                                     220           7,458
*Best Buy Co., Inc.                                          160          11,917
 Block, H & R Inc.                                           140           6,258
 Cintas Corp.                                                130           6,291
 Dow Jones & Co.                                              66           3,612
 Family Dollar Stores                                        130           3,897
 Harley-Davidson, Inc.                                       231          12,546
 Home Depot, Inc.                                          1,769          90,237
*International Game Technology                                70           4,781
 Interpublic Group of Cos                                    283           8,360
*Kohls Corp.                                                 255          17,962
 Lowes Companies, Inc.                                       590          27,382
 Mattel, Inc.                                                320           5,504
 Maytag Co.                                                   60           1,862
 McGraw-Hill, Inc.                                           150           9,147
 New York Times Co.                                          110           4,758
 Omnicom Group, Inc.                                         144          12,866
 Radioshack Corp.                                            129           3,883
*Robert Half Int'l., Inc.                                    130           3,471
 Stanley Works                                                60           2,794
 Target Corp.                                                680          27,914
 Tiffany & Co.                                               110           3,462
 TJX Companies, Inc.                                         210           8,371
*Univision Communications, Inc.                              160           6,474
 Wal-Mart Stores, Inc.                                     3,371         194,001
                                                                      ----------
                                                                         495,418
                                                                      ----------



                                      -14-



               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                            SHARES       VALUE
                                                                        (NOTE 2)
--------------------------------------------------------------------------------

 CONSUMER STAPLES 15.1%
 Anheuser-Busch Co.                                          671      $   30,336
 Avon Products, Inc.                                         176           8,184
 Campbell Soup Company                                       304           9,080
 Clorox Co.                                                  170           6,723
 Coca-Cola Co.                                             1,885          88,878
 Colgate Palmolive Co.                                       415          23,966
 Deluxe Corp.                                                 50           2,079
 General Mills, Inc.                                         281          14,615
 Gillette Co.                                                799          26,687
 Heinz, H.J. Co.                                             264          10,856
 Hershey Foods Corp.                                         100           6,770
 Kellogg Co.                                                 305           9,180
 Kimberly-Clark Corp.                                        400          23,920
*Kroger Co.                                                  600          12,522
 PepsiCo, Inc.                                             1,320          64,271
 Philip Morris Cos                                         1,640          75,194
 Procter & Gamble Co.                                        980          77,547
 Sara Lee Corp.                                              592          13,160
*Starbucks Corp.                                             280           5,334
 Sysco Corp.                                                 504          13,215
*Tricon Global Restaurants                                   107           5,264
 Tupperware Corp.                                             41             789
 Unilever NV                                                 430          24,772
 UST, Inc.                                                   126           4,410
 Walgreen Co.                                                766          25,784
 Wrigley (Wm.) Jr. Co.                                       170           8,733
                                                                      ----------
                                                                         592,269
                                                                      ----------
 ENERGY 0.1%
*Edison International                                        240           3,624
                                                                      ----------

 FINANCIALS 5.6%
 Bank of New York                                            560          22,848
*Concord EFS, Inc.                                           380          12,456
 Equifax, Inc.                                               105           2,536
 Federal National Mortgage Association                       760          60,420
 Fifth Third Bancorp                                         440          27,095
*Fiserv, Inc.                                                145           6,136
 Marsh & McLennan Co.                                        210          22,564
 Mellon Financial Corp.                                      350          13,167
 Moody's Corporation                                         116           4,624
 Northern Trust Corp.                                        170          10,237
 Schwab, Charles Corp.                                     1,033          15,981
 State Street Corp.                                          250          13,063
 USA Education, Inc.                                         122          10,250
                                                                      ----------
                                                                         221,377
                                                                      ----------



                                      -15-






               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                            SHARES       VALUE
                                                                        (NOTE 2)
--------------------------------------------------------------------------------

 HEALTH CARE 26.7%
 Abbott Laboratories                                       1,173      $   65,395
 Allergan, Inc.                                              100           7,505
 American Home Products Corp.                              1,002          61,483
*Amgen, Inc.                                                 796          44,926
 Bard, C.R. Inc.                                              40           2,580
 Baxter International, Inc.                                  450          24,134
*Biogen, Inc.                                                109           6,251
 Biomet, Inc.                                                200           6,180
*Boston Scientific                                           300           7,236
 Bristol-Myers Squibb Co.                                  1,463          74,613
 Cardinal Health, Inc.                                       345          22,308
*Chiron Corp.                                                140           6,138
 Eli Lilly & Co.                                             849          66,680
*Forest Labs, Inc. - Class A                                 132          10,817
*Genzyme Corp.                                               160           9,578
*Guidant Corp.                                               233          11,603
*Immunex Corp.                                               410          11,361
 IMS Health, Inc.                                            218           4,253
 Johnson & Johnson                                         2,317         136,935
*King Pharmaceuticals, Inc.                                  183           7,710
*MedImmune, Inc.                                             161           7,462
 Medtronic, Inc.                                             916          46,908
 Merck & Co.                                               1,721         101,195
 Pfizer, Inc.                                              4,751         189,327
 Pharmacia Corp.                                             970          41,370
*St. Jude Medical, Inc.                                       70           5,435
 Schering-Plough Corp.                                     1,108          39,677
 Stryker Corp.                                               150           8,756
 Unitedhealth Group, Inc.                                    240          16,985
*Zimmer Holdings, Inc.                                       141           4,306
                                                                      ----------
                                                                       1,049,107
                                                                      ----------



                                      -16-







               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                            SHARES       VALUE
                                                                        (NOTE 2)
--------------------------------------------------------------------------------

 TECHNOLOGY 30.1%
 Adobe Systems, Inc.                                         177      $    5,496
*Altera Corporation                                          282           5,984
*Analog Devices, Inc.                                        269          11,941
 Applera Corp.- Applied Biosytems Group                      161           6,323
*Applied Materials, Inc.                                     620          24,862
 Automatic Data Processing                                   463          27,271
*Avaya, Inc.                                                 210           2,552
*Cisco Systems, Inc.                                       5,536         100,257
 Citrix Systems, Inc.                                        139           3,150
*Convergys Corp.                                             132           4,949
*Dell Computer Corp.                                       1,973          53,626
 Electronic Data Systems Corp                                360          24,678
*EMC Corporation                                           1,667          22,404
 First Data Corp.                                            290          22,750
 Intel Corporation                                         5,073         159,546
 International Business Machines Corp.                     1,304         157,732
*Intuit, Inc.                                                160           6,842
*KLA-Tencor Corp.                                            140           6,938
*Lexmark Int'l., Inc. - Class A                               98           5,782
 Linear Technology Corp.                                     235           9,174
*Maxim Integrated Products, Inc.                             240          12,602
*Mercury Interactive Corp.                                    62           2,107
*Microsoft Corp.                                           4,073         269,918
*Network Appliance, Inc.                                     246           5,380
*NVIDIA Corp.                                                110           7,359
*Oracle Corporation                                        4,198          57,974
*Parametric Technology Corp                                  190           1,484
 Paychex, Inc.                                               278           9,741
*Peoplesoft, Inc.                                            230           9,246
*PMC-Sierra, Inc.                                            120           2,551
*QLogic Corporation                                           70           3,116
*Qualcomm, Inc.                                              575          29,038
*Siebel Systems, Inc.                                        351           9,821
*Sun Microsystems, Inc.                                    2,444          30,159
 Texas Instruments                                         1,310          36,680
*Veritas Software Corp.                                      303          13,580
*Xilinx, Inc.                                                254           9,919
*Yahoo!, Inc.                                                422           7,486
                                                                      ----------
                                                                       1,180,418
                                                                      ----------
 TRANSPORTATION 0.0%
*US Airways Group, Inc.                                       46             292
                                                                      ----------
 Total Common Stocks
   (Cost $4,272,039)**                                                 3,920,944

 Excess of Other Assets Over Liabilities 0.1%                              4,853
                                                                      ----------
           Net Assets                                                 $3,925,797
                                                                      ==========



*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At December 31, 2001 net unrealized depreciation for federal income tax purposes aggregrated $351,095 of which $224,722 related to appreciated securities and $575,817 related to depreciated securities.

                       See Notes to Financial Statements.

The Sentinel Variable Products Trust Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

The Sentinel Variable Products Mid Cap Growth Fund returned -24.26% during the fiscal year. That return was between the -21.30% return for the average Morningstar Mid Cap Growth fund and the -26.00% return for the average Lipper Multi-Cap Growth fund.*

The Fund started out the year with an overweighted position in technology stocks. This overweighting hurt the portfolio's performance as technology stocks incurred a large number of earnings disappointments. The unexpected slowdown in the economy caused companies to cut back dramatically on capital spending, particularly in the technology and telecommunications sectors. In contrast, consumer spending held up well during the period, and the Fund benefited from the strong performance of retail stocks, such as Bed Bath and Beyond.

From March until May, the portfolio performed very well as the market moved higher. The industry sectors that made the largest contribution to performance during this stretch were technology - especially semiconductor equipment stocks
- and retail stocks. These stocks are considered "early-cycle" stocks because they tend to show strong earnings gains at the beginning of economic recoveries, and they typically lead a market recovery. The rally came to an end in May and proceeded to give back all of its gains by early September. The tragic events of September 11th sent the market into a tailspin that didn't reach bottom until the third week of September. The portfolio underperformed during this period, as investors sought to avoid risk and sold growth stocks aggressively. During this difficult period, we tried to maintain a delicate balance between our two objectives: (1) limiting the downside volatility of the Fund; and (2) preserving the ability of the Fund to outperform in a market recovery. Taking a long-term view, we used the decline in the market as an opportunity to upgrade the quality of our holdings and to add to our favorite positions at attractive prices.

Our approach produced strong gains in the last three months of the year. From the market low on September 21st through December 31st, the portfolio earned a 36.30% return (while the NASDAQ gained 37.00%) as the uncertainty surrounding the war on terrorism began to clear and investors became more willing to assume risk.

Throughout this volatile year, our strategy has remained constant. We continue to emphasize dominant companies in growth industries, and we will strive to limit downside volatility while keeping the Fund in a position to outperform in a bull market. We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.




Robert L. Lee, CFA

Throughout this volatile year, our strategy has remained constant. We continue to emphasize dominant companies in growth industries, and strive to limit downside volatility while keeping the Fund in a position to outperform in a bull market.

Total Return - Through 12/31/01

Period
1 Year     -24.26%
Since
Inception+ -23.20%
+11/30/00

CHART

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results.

* Groups of mutual funds with similar investment objectives which are directly available to the public and are tracked, respectively, by Morningstar, Inc. and Lipper Analytical Services, Inc.

**   An unmanaged index of stocks reflecting average prices in the stock market.



              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                         SHARES         VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

 COMMON STOCKS 97.2%
 BASIC MATERIALS 2.4%
 Alcan, Inc.                                               6,000      $  215,580
 Cambrex Corporation                                       7,500         327,000
                                                                      ----------
                                                                         542,580
                                                                      ----------
 CAPITAL GOODS 2.6%
*Cree, Inc.                                                6,600         194,436
*Plexus Corp.                                             14,200         377,152
                                                                      ----------
                                                                         571,588
                                                                      ----------
 COMMUNICATION SERVICES 0.6%
*West Corporation                                          5,200         129,688
                                                                      ----------
 CONSUMER CYCLICALS 15.7%
*Abercrombie & Fitch Co.                                  17,400         461,622
*Bed Bath & Beyond, Inc.                                   6,900         233,910
*Best Buy Co., Inc.                                        4,400         327,712
*Coach, Inc.                                               7,000         272,860
 Ethan Allen Interiors, Inc.                               8,000         332,720
 Family Dollar Stores, Inc.                                3,100          92,938
 Harte-Hanks, Inc.                                         6,300         177,471
*International Game Technology                             5,000         341,500
*Jones Apparel Group, Inc.                                11,000         364,870
 Lennar Corp.                                              4,100         191,962
 Omnicom Group, Inc.                                       2,500         223,375
*Timberland Co.                                            4,500         166,860
 TJX Companies, Inc.                                       7,500         298,950
                                                                      ----------
                                                                       3,486,750
                                                                      ----------
 CONSUMER STAPLES 3.6%
*Administaff, Inc.                                         4,700         128,827
 Disney, Walt                                              7,500         155,400
*Outback Steakhouse, Inc.                                  8,300         284,275
*Starbucks Corporation                                    12,700         241,935
                                                                      ----------
                                                                         810,437
                                                                      ----------
 ENERGY 5.5%
*Cal Dive International, Inc.                              9,800         241,864
 GlobalSantaFe Corp.                                      16,226         462,766
*Smith International, Inc.                                 9,500         509,390
                                                                      ----------
                                                                       1,214,020
                                                                      ----------



                                      -20-




              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                         SHARES         VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

 FINANCIALS 5.9%
 Merrill Lynch & Co.                                      10,300      $  536,836
 Schwab, Charles Corp.                                    18,500         286,195
 USA Education, Inc.                                       1,400         117,628
 Waddell & Reed Fin'l. - Class A                          11,700         376,740
                                                                      ----------
                                                                       1,317,399
                                                                      ----------
 HEALTH CARE 14.6%
*Abgenix, Inc.                                             6,200         208,568
*Cell Therapeutics, Inc.                                   2,800          67,592
*CuraGen Corporation                                       4,600         102,902
*Genzyme Corp.- Gen. Div                                   5,700         341,202
*Guidant Corp.                                             6,600         328,680
*Imclone Systems, Inc.                                     1,450          67,367
 Lilly, Eli & Co.                                          2,100         164,934
*Medarex, Inc.                                             8,800         158,048
*Medicis Pharmaceutical - Class A                          2,700         174,393
*MedImmune, Inc.                                           6,900         319,815
 Medtronic, Inc.                                           4,600         235,566
 Merck & Co.                                               2,200         129,360
*Millennium Pharmaceuticals                               10,300         252,453
*Myriad Genetics, Inc.                                     7,100         373,744
*Sepracor, Inc.                                            5,400         308,124
                                                                      ----------
                                                                       3,232,748
                                                                      ----------
 TECHNOLOGY 44.4%
*Accenture Ltd.                                           14,100         379,572
*Aeroflex, Inc.                                           17,200         325,596
*Analog Devices, Inc.                                      5,100         226,389
*Applied Materials, Inc.                                   1,500          60,150
*Cable Design Technologies                                11,600         158,688
*Cisco Systems, Inc.                                      12,800         231,808
*Concord EFS, Inc.                                         3,500         114,730
*Dell Computer Corp.                                      17,500         475,650
*Electronic Arts, Inc.                                     3,000         179,850
*EMC Corporation                                          18,400         247,296
*Extreme Networks, Inc.                                   24,800         319,920
 Factset Research Systems, Inc.                            9,800         342,510
 Intel Corporation                                         8,000         251,600
*Internet Security Systems, Inc.                          10,000         320,600
 KLA - Tencor Corp.                                        6,700         332,052
 Linear Technology Corp.                                   3,600         140,544
*LSI Logic Corporation                                     5,400          85,212
*Maxim Integrated Products, Inc.                           3,800         199,538
*Micrel, Inc.                                              5,700         149,511
*Micron Technology                                         8,700         269,700
*Novellus Systems, Inc.                                    8,100         319,545
*NVIDIA Corporation                                        6,700         448,230
*Oracle Corporation                                       10,700         147,767
 Paychex, Inc.                                            12,400         434,496
*Plantronics, Inc.                                        11,100         284,604
*Rational Software Corporation                             6,000         117,000
*Research in Motion Ltd.                                  16,500         391,380
 Scientific Atlanta, Inc.                                 13,300         318,402
 Serena Software, Inc.                                     9,300         202,182
*Siebel Systems, Inc.                                     10,900         304,982
*SunGard Data Systems, Inc.                               10,900         315,337
*Sun Microsystems, Inc.                                   28,200         347,988
*Symantec Corporation                                      6,400         424,512
*Tekelec                                                  20,800         376,688
*Waters Corp.                                             10,000         387,500
*Wind River Systems                                       12,600         225,666
                                                                      ----------
                                                                       9,857,195
                                                                      ----------



                                      -21-



              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                         SHARES         VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

 TRANSPORTATION 1.9%
*EGL, Inc.                                                 9,200      $  128,340
 Southwest Airlines Co.                                   16,200         299,376
                                                                      ----------
                                                                         427,716
                                                                      ----------
 Total Common Stocks
   (Cost $22,709,325)**                                               21,590,121

 Excess of Other Assets Over Liabilities 2.8%                            630,452
                                                                     -----------
           Net Assets                                                $22,220,573
                                                                     ===========



*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At December 31, 2001 net unrealized depreciation for federal income tax purposes aggregrated $1,119,204 of which $2,439,632 related to appreciated securities and $3,558,836 related to depreciated securities.


                       See Notes to Financial Statements.

The Sentinel Variable Products Trust Small Company Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.

SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

The past several years have certainly validated the important role discipline, prudence, diversification and valuation have in our small company investment process - seeking superior companies at a reasonable price. They have also confirmed the importance of being patient and using a long-term investment horizon. Keeping focused on those companies with business models that have a high probability of long-term success has been one of two key factors in our results. Each year Forbes magazine publishes a list of the 400 richest Americans, and it has been helpful to observe, over the years, which types of businesses or investment strategies result in rags to riches to rags and which allow fortunes to persist if not grow steadily over time.

While we like to buy good companies, we want to do so only at a discount to their intrinsic value. We also like to sell when they become overvalued. We think this sensitivity to valuation has been the other key to the Fund's results. However, it is important to understand that to discriminate with regard to both quality and valuation can, at times, make it difficult to stay fully invested. This is especially true for a fully diversified fund like the Small Company Fund that avoids large sector bets and imprudently large position concentrations. Our cash position is always driven by our approach to stock selection and a disciplined portfolio management process, not by any sort of market timing activity. During periods when there are fewer opportunities to invest in a manner that is consistent with our discipline, we'll tend to be patient. To paraphrase a wise investor regularly at or near the top of the Forbes 400 list, money to burn often finds a match.

Against this backdrop, the Fund's performance lagged during the first half of the year due to a combination of not owning a lot of deep value and micro-cap stocks, and some poor stock selection. For example, electronics-related companies APW and CTS hurt performance, as the economic downturn negatively affected contract manufacturers and component suppliers much more dramatically than we anticipated. There also may have been some regression to the mean forces at work on many of the Fund's holdings, given their strong returns last year.

Following the attack of September 11, however, investors turned back to the somewhat more liquid, high quality and dependable growth companies we tend to own, which gave us much better relative returns for the latter part of the year. Our overweighting in insurance companies, including Willis, A.J. Gallagher and HCC Insurance prior to September 11 was also fortuitous, as these shares rallied strongly in late September and into October.

Overall, the Fund's performance was helped by the buyouts of holdings Dallas Semiconductor and Barrett Resources. Other contributors to performance this year included Affiliated Computer Services, Whole Foods, Kronos, Internet Security Systems, CACI, and Rogers Corp.

My mentor taught me that value is where one finds it, and we feel fortunate that our process enables us to own both growth and value stocks. At times, growth can be undervalued and value can be overpriced. The "blend" or "core" approach we use allows us to exploit the best opportunities in growth and value that are consistent with our discipline. Of course, we can't predict what the investment environment will look like in the future, but we are confident that this same disciplined approach will continue to enable the Fund to respond appropriately to an exceptionally broad menu of small company opportunities going forward.

Thank you for your confidence and the privilege of managing some of your assets.


Scott T. Brayman, CFA


The "blend" or "core" approach we use allows us to exploit the best opportunities in growth and value that are consistent with our discipline.

Total Return - Through 12/31/01

Period
1 Year     5.35%
Since
Inception+ 13.14%
+11/30/00

CHART

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results.

*An unmanaged index of stocks reflecting average prices in the stock market.




              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                        SHARES           VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

 COMMON STOCKS 86.6%
 BASIC MATERIALS 2.9%
 Engelhard Corp.                                         10,600       $  293,408
 Ferro Corp.                                             10,400          268,320
                                                                      ----------
                                                                         561,728
                                                                      ----------
 CAPITAL GOODS 11.0%
 AAR Corp.                                               13,800          124,338
 Aptargroup, Inc.                                        10,500          367,815
*Black Box Corp.                                          1,700           89,896
*C-COR.net Corp.                                          6,900          100,533
 Clarcor, Inc.                                            3,200           86,880
 CTS Corp.                                               10,200          162,180
*Cuno, Inc.                                               3,500          106,750
 Donaldson Co., Inc.                                      8,400          326,256
 Heico Corp.                                              7,000           94,430
*Kemet Corp.                                              6,900          122,475
 Reliance Steel & Aluminum Co.                            5,200          136,500
 Robbins & Myers, Inc.                                    5,100          119,391
 Teleflex, Inc.                                           5,300          250,743
                                                                      ----------
                                                                       2,088,187
                                                                      ----------
 COMMUNICATION SERVICES 2.4%
*Ceridian Corporation                                     6,900          129,375
*West TeleServices Corp.                                 13,500          336,690
                                                                      ----------
                                                                         466,065
                                                                      ----------
 Consumer Cyclicals 18.1%
*Abercrombie & Fitch                                      3,300           87,549
*Administaff, Inc.                                       10,200          279,582
 Casey's General Stores                                  17,600          262,240
 Ethan Allen Interiors, Inc.                              1,300           54,067
*Fossil, Inc.                                             3,200           67,200
 Fred's Inc.                                              2,500          102,400
*FYI, Inc.                                               10,100          338,350
 G&K Services, Inc. - Class A                             3,500          113,050
*Gentex Corp.                                             3,500           93,555
 Harman Int'l. Industries                                10,900          491,590
 Harte-Hanks, Inc.                                       13,900          391,563
 Interpublic Group of Cos., Inc.                          6,900          203,826
 Meredith Corp.                                           3,500          124,775
*Michael's Stores, Inc.                                   3,100          102,145
*Nautica Enterprises, Inc.                                3,300           42,207
 Polaris Industries, Inc.                                 1,600           92,400
*Six Flags, Inc.                                         20,500          315,290
*Timberland Company                                       3,300          122,364
 Viad Corp.                                               6,900          163,392
                                                                      ----------
                                                                       3,447,545
                                                                      ----------



                                      -25-




              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                        SHARES           VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

 CONSUMER STAPLES 11.1%
 ABM Industries                                          10,300       $  322,905
 Alberto-Culver Co. - Class A                             1,810           70,753
 Applebee's Int'l., Inc.                                  3,200          109,440
 Church & Dwight, Inc.                                   12,900          343,527
*Jack in the Box, Inc.                                    7,000          192,780
*Modis Professional Services, Inc.                       18,600          132,804
*Papa John's Int'l., Inc.                                 7,000          192,360
 Ruby Tuesday, Inc.                                       3,500           72,205
 Sensient Technologies Corp.                             13,400          278,854
 Unifirst Corp.                                          11,100          250,305
*Whole Foods Market, Inc.                                 3,400          148,104
                                                                      ----------
                                                                       2,114,037
                                                                      ----------

 ENERGY 6.0%
 Cabot Oil & Gas Corp. - Class A                          8,300          199,615
 Carbo Ceramics, Inc.                                     3,300          129,228
*Newfield Exploration Co.                                 6,900          245,019
*Oceaneering Int'l., Inc.                                 3,200           70,784
 Southwestern Energy Co.                                  8,700           90,480
*Stone Energy Corp.                                       6,900          272,550
*TETRA Technologies, Inc.                                 6,000          125,700
                                                                      ----------
                                                                       1,133,376
                                                                      ----------
 FINANCIALS 8.0%
 Arthur J. Gallagher & Co.                                6,900          237,981
 Chateau Communities                                      9,200          275,080
 Cullen/Frost Bankers, Inc.                               1,600           49,408
 HCC Insurance Holdings, Inc.                            13,300          366,415
 Liberty Property Trust                                   5,900          176,115
 UCBH Holdings                                            1,400           39,816
 Waddell & Reed Financial                                 8,600          276,920
 Wilmington Trust Corp.                                   1,500           94,965
                                                                      ----------
                                                                       1,516,700
                                                                      ----------
 Health Care 9.3%
*Abgenix, Inc.                                            1,700           57,188
 Alpharma, Inc.                                          10,300          272,435
 Cambrex Corp.                                            7,000          305,200
*Covance, Inc.                                            3,200           72,640
*Diversa Corp.                                            9,200          130,180
*Genencor Int'l., Inc.                                    7,100          113,316
*Healthcare Services Group                                7,000           72,100
 Invacare Corp.                                           2,300           77,533
*Medarex, Inc.                                            5,100           91,596
 Mentor Corp.                                             3,300           94,248
 Omnicare, Inc.                                           6,900          171,672
*Orthodontic Center of America                            3,500          106,750
*Regeneron Pharmaceuticals, Inc.                          3,400           95,744
*Watson Pharmaceuticals                                   3,300          103,587
                                                                      ----------
                                                                       1,764,189
                                                                      ----------



                                      -26-



              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001


                                                        SHARES           VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

 TECHNOLOGY 15.3%
*Actuate Corp.                                           27,000       $  142,290
*Aeroflex, Inc.                                           4,100           77,613
*Affiliated Computer Services, Inc.                       1,600          169,808
*American Management Systems, Inc.                       11,000          198,880
*Asyst Technologies, Inc.                                 7,000           89,320
*ATMI, Inc.                                               5,400          128,790
*Brooks Automation, Inc.                                  1,800           73,206
*Cable Design Technologies                               10,400          142,272
*Ciber, Inc.                                             17,100          161,595
*DDI Corporation                                          6,900           67,896
*Devry, Inc.                                              3,500           99,575
*Entegris, Inc.                                          10,500          115,080
 Factset Research Systems, Inc.                           1,800           62,910
*FileNet Corp.                                           10,500          213,045
*Internet Security Systems                                3,400          109,004
*Kronos, Inc.                                             5,100          246,738
*Pericom Semiconductor Corp.                              7,000          101,500
*Plantronics, Inc.                                        7,000          179,480
*Rogers Corp.                                             8,600          260,580
*Tekelec                                                  5,200           94,172
*Wind River Systems                                      10,200          182,682
                                                                      ----------
                                                                       2,916,436
                                                                      ----------
 TRANSPORTATION 2.5%
*EGL, Inc.                                               13,600          189,720
*Landstar System, Inc.                                    1,700          123,267
 USFreightways Corp.                                      5,400          169,560
                                                                      ----------
                                                                         482,547
                                                                      ----------
 Total Common Stocks
   (Cost $14,538,902)                                                 16,490,810
                                                                      ----------

                                                  Principal Amount       Value
                                                     (M=$1,000)         (Note 2)
--------------------------------------------------------------------------------
 CORPORATE SHORT-TERM NOTES  5.8%
 G.E. Capital Corp. 1.87%, 01/02/02                    500M           $  499,974
 Wells Fargo & Company 1.85%, 01/04/02                 600M              599,907
                                                                      ----------
 Total Corporate Short-Term Notes
   (Cost $1,099,881)                                                   1,099,881
                                                                      ----------

 U.S. GOVERNMENT AGENCY OBLIGATIONS 6.3%
 Federal Home Loan Bank 1.76%, 01/09/02
   (Cost $1,199,531)                                 1,200M            1,199,531
 Total Investments
   (Cost $16,838,314)**                                               18,790,222
                                                                      ----------

 Excess of Other Assets
 Over Liabilities 1.3%                                                   253,329
                                                                      ----------
           Net Assets                                                $19,043,551
                                                                     ===========



*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At December 31, 2001 net unrealized appreciation for federal income tax purposes aggregated $1,951,908 of which $2,707,177 related to appreciated securities and $755,269 related to depreciated securities.



                       See Notes to Financial Statements.

The Sentinel Variable Products Trust Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.

SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND

For the 12-month period ended December 31, 2001, short-term interest rates decreased significantly, mainly due to the Federal Reserve implementing 11 interest rate cuts for a total of 475 basis points. Likewise, banks eased the discount and prime rates by the same amount to end the year at 1.25% and 4.75%, respectively. On average, 90-day commercial paper and 90-day certificates of deposit declined 453 basis points to 1.815%. The 90-day Treasury bill ended the year at 1.73%, a decrease of 417 basis points. The federal funds rate dropped to 1.75%, or 475 basis points.

At the end of December, 2001, the Sentinel Variable Products Money Market Fund's
(Fund) 7-day yield decreased to 1.47% from the previous year's yield of 6.48% and the maturity lengthened to 16 days from 15 days. The Fund's net assets increased over the year by 42.0% to $27.6 million. Looking ahead, we will strive to lengthen the Fund's average maturity and invest in sound credit quality securities.



Darlene Coppola

The Fund's net assets increased over the year by 42.0% to $27.6 million.



               SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND
                            INVESTMENT IN SECURITIES
                              AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                             PRINCIPAL AMOUNT            VALUE
                                                (M=$1,000)             (NOTE 2)
--------------------------------------------------------------------------------

 CORPORATE SHORT-TERM NOTES  68.4%
 Abbott Labs 1.80%, 01/03/02                       1,000M             $  999,900
 Abbott Labs 1.72%, 01/04/02                         250M                249,964
 American Express Credit Corp.
   1.84%, 01/04/02                                   500M                499,923
 American Express Credit Corp.
   1.84%, 01/10/02                                   850M                849,609
 American General Finance 1.80%, 01/18/02          1,300M              1,298,895
 Caterpillar Financial 1.75%, 01/25/02             1,400M              1,398,367
 Emerson Electric 1.84%, 01/18/02                  1,000M                999,131
 Equilon Enterprises 1.75%, 01/17/02                 655M                654,491
 Florida Power Corp. 1.77%, 01/24/02               1,300M              1,298,530
 G.E. Capital Corp. 1.84%, 01/07/02                1,400M              1,399,571
 Harley-Davidson 1.80%, 01/31/02                   1,000M                998,500
 Monsanto Co. 1.90%, 01/10/02                      1,100M              1,099,478
 Morgan Stanley Dean Witter
   1.75%, 01/17/02                                 1,000M                999,222
 Nestle Capital Corp. 2.02%, 01/08/02              1,200M              1,199,528
 Paccar Financial Corp. 1.85%, 01/22/02              980M                978,942
 Salomon Smith Barney Holdings
   1.90%, 01/09/02                                 1,260M              1,259,468
 Texaco, Inc. 1.98%, 01/11/02                      1,100M              1,099,395
 Transamerica Financial Corp.
   1.77%, 01/18/02                                 1,000M                999,164
 Wells Fargo & Co. 1.85%, 01/04/02                   595M                594,908
                                                                      ----------
 Total Corporate Short-Term Notes
   (Amortized Cost $18,876,986)                                       18,876,986
                                                                      ----------


 U.S. GOVERNMENT AGENCY OBLIGATIONS 20.9%
 Federal Home Loan Bank 1.75%, 01/23/02            1,000M             $  998,931
 Federal Mortgage Corporation
     1.86%, 01/02/02                               1,150M              1,149,941
 Federal Mortgage Corporation
     1.75%, 01/29/02                               2,130M              2,127,101
 Federal National Mortgage Association
      1.75%, 02/11/02                              1,500M              1,497,010
                                                                      ----------
 Total U.S. Government Agency Obligations
   (Amortized Cost $5,772,983)                                         5,772,983
                                                                      ----------

                                                   Shares                Value
                                                                       (Note 2)
--------------------------------------------------------------------------------
 U.S. TREASURY INSTITUTIONAL FUNDS 7.8%
 BlackRock Provident Institutional Funds -
     T Fund # 30                                  760,000                760,000
 Dreyfus Government Fund - T Fund # 289         1,400,000              1,400,000
                                                                      ----------
 Total U.S. Treasury Institutional Funds
   (Amortized Cost $2,160,000)                                         2,160,000
                                                                      ----------

 Total Investments
   (Amortized Cost $26,809,969)*                                      26,809,969

 Excess of Other Assets
 Over Liabilities 2.9%                                                   800,826
                                                                      ----------
           Net Assets                                                $27,610,795
                                                                     ===========



*    Also cost for federal income tax purposes.


                       See Notes to Financial Statements.



                        SENTINEL VARIABLE PRODUCTS TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------

                                                   SVPT                SVPT            SVPT           SVPT           SVPT
                                                  Common              Growth          Mid Cap         Small          Money
                                                  Stock                Index          Growth         Company         Market
                                                  Fund                 Fund            Fund           Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                          $ 34,459,018       $  3,920,944    $ 21,590,121    $ 18,790,222    $ 26,809,969
Cash and cash equivalents                          663,713             17,705         585,370         361,265             756
Receivable for securities sold                        --                 --              --            49,808            --
Receivable for fund shares sold                    114,186              6,336          61,945         101,594         894,616
Receivable for dividends and interest               43,666              3,983           2,758           7,780           4,376
Receivable from fund administrator                   5,003              2,794              86           2,271           2,402
                                              ------------       ------------    ------------    ------------    ------------

   Total Assets                                 35,285,586          3,951,762      22,240,280      19,312,940      27,712,119
                                              ------------       ------------    ------------    ------------    ------------

Liabilities
Payable for securities purchased                 1,001,571             19,980            --           233,501            --
Payable for fund shares repurchased                 13,354               --               419          19,843          41,493
Income dividend payable                               --                 --              --              --            41,994
Accrued expenses                                    10,010              4,377           7,905           6,389           9,535
Management fee payable                              12,967                956           9,180           7,769           5,692
Fund service fee payable                             3,150                652           2,203           1,887           2,610
                                              ------------       ------------    ------------    ------------    ------------

   Total Liabilities                             1,041,052             25,965          19,707         269,389         101,324
                                              ------------       ------------    ------------    ------------    ------------

Net Assets Applicable to Outstanding shares   $ 34,244,534       $  3,925,797    $ 22,220,573    $ 19,043,551    $ 27,610,795


Shares Outstanding                               3,606,291            480,262       2,893,253       1,690,483      27,610,795
Net Asset Value and Maximum
   Offering Price Per Share                   $       9.50       $       8.17    $       7.68    $      11.27    $       1.00
Net Assets Represent
Shares of beneficial interest at par value    $      3,606       $        480    $      2,893    $      1,690    $     27,611
Paid-in capital                                 35,851,244          4,493,045      28,147,131      17,259,665      27,583,184
Accumulated undistributed net investment
   income (loss)                                     2,014                480            --              --              --
Accumulated net realized
   short-term loss on investments                 (719,666)          (217,113)     (4,810,247)       (133,883)           --
Accumulated undistributed net realized
   long-term gain (loss) on investments               --                 --              --           (35,829)           --
Unrealized appreciation (depreciation)
   of investments                                 (892,664)          (351,095)     (1,119,204)      1,951,908            --
                                              ------------       ------------    ------------    ------------    ------------

Net Assets                                    $ 34,244,534       $  3,925,797    $ 22,220,573    $ 19,043,551    $ 27,610,795
                                              ============       ============    ============    ============    ============



Investments at Cost                           $ 35,351,682       $  4,272,039    $ 22,709,325    $ 16,838,314    $ 26,809,969




                       See Notes to Financial Statements.



                        SENTINEL VARIABLE PRODUCTS TRUST
                            STATEMENT OF OPERATIONS
                              AT DECEMBER 31, 2001


-------------------------------------------------------------------------------------------------------------------------------
                                                           SVPT           SVPT           SVPT           SVPT           SVPT
                                                          Common         Growth        Mid Cap          Small          Money
                                                          Stock          Index         Growth          Company         Market
                                                           Fund          Fund           Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                              $   485,173    $    27,776    $    42,466    $    92,658    $      --
Interest                                                    33,122           --           12,973         42,357        864,555

  Total Income                                         $   518,295    $    27,776    $    55,439    $   135,015    $   864,555

Expenses:
Management advisory fee                                    141,231          9,162        103,729         69,463         56,051
Transfer agent fees                                          4,500          4,850          5,000          4,500          4,150
Custodian fees                                              10,349         33,143         15,036         24,074         11,384
Accounting services                                         30,308          3,054         21,051         13,892         22,420
Auditing fees                                               21,000          3,500         15,500         10,700         17,500
Legal fees                                                   6,123            750          5,000          3,290          4,500
Reports and notices to shareholders                            200             25            250            250            250
Trustees' fees and expenses                                  3,680            355          2,434          1,702          2,901
Other                                                        6,458         15,504          8,636          3,203          5,528

    Total Expenses                                         223,849         70,343        176,636        131,074        124,684
    Expense Reimbursement                                  (68,083)       (50,391)       (12,125)       (40,944)       (31,393)
    Expense Offset                                         (10,349)        (1,643)       (15,036)       (11,074)        (3,684)

    Net Expenses                                           145,417         18,309        149,475         79,056         89,607

Net Investment Income (Loss)                               372,878          9,467        (94,036)        55,959        774,948

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                 (719,666)      (196,354)    (4,786,861)      (170,084)          --
Net change in unrealized appreciation (depreciation)    (2,129,582)      (207,786)    (1,416,531)     1,276,104           --

Net Realized and Unrealized Gain (Loss)
   on Investments                                       (2,849,248)      (404,140)    (6,203,392)     1,106,020           --

Net Increase (Decrease) in Net Assets
   from Operations                                     $(2,476,370)   $  (394,673)   $(6,297,428)   $ 1,161,979    $   774,948




                       See Notes to Financial Statements.



                        SENTINEL VARIABLE PRODUCTS TRUST
                       STATEMENT OF CHANGES ON NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                                                                    SVPT                          SVPT
                                                                Common Stock                  Growth Index
                                                                    Fund                           Fund
                                                                 Period from                    Period from
                                                            Year Ended 11/30/00 (A)      Year Ended 11/30/00 (A)
                                                          12/31/01  through 12/31/00   12/31/01  through 12/31/00
-------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)                             $    372,878    $     29,167    $      9,467    $      1,310
Net realized gain (loss) on sales of investments             (719,666)        126,699        (196,353)        (20,759)
Net change in unrealized appreciation (depreciation)       (2,129,582)      1,236,918        (207,787)       (143,309)

Net increase (decrease) in net assets from operations      (2,476,370)      1,392,784        (394,673)       (162,758)

Distributions to Shareholders
From net investment income                                   (371,697)        (28,337)         (9,063)         (1,234)
From net realized gain on investments                        (126,696)           --              --              --

Total distributions to shareholders                          (498,393)        (28,337)         (9,063)         (1,234)

From Share Transactions
Net proceeds from sales of shares                           9,958,322         884,319       1,490,915       3,063,681
Net asset value of shares in reinvestment
    of dividends and distributions                            498,393          28,337           9,063           1,234
Net asset value of shares issued in exchange
    for net assets of another investment company                 --        27,804,811            --              --

                                                           10,456,715      28,717,467       1,499,978       3,064,915
Less: Payments for shares reacquired                       (3,034,230)       (305,102)        (91,356)            (12)

Increase in net assets from capital share transactions      7,422,485      28,412,365       1,408,622       3,064,903

Total Increase (Decrease) in Net Assets for period          4,447,722      29,776,812       1,004,886       2,900,911
Net Assets: Beginning of period                            29,796,812          20,000       2,920,911          20,000

Net Assets: End of period                                $ 34,244,534    $ 29,796,812    $  3,925,797    $  2,920,911


Undistributed Net Investment
   Income at End of Period                               $      2,010    $        830    $        480    $         76



(A) Commencement of operations.


                       See Notes to Financial Statements.




                        SENTINEL VARIABLE PRODUCTS TRUST
                       STATEMENT OF CHANGES ON NET ASSETS


--------------------------------------------------------------------------------------------------
           SVPT                             SVPT                          SVPT
       Mid Cap Stock                    Small Company                  Money Market
           Fund                              Fund                         Fund
          Period from                    Period from                    Period from
     Year Ended 11/30/00 (A)        Year Ended 11/30/00 (A)        Year Ended 11/30/00 (A)
    12/31/01 through 12/31/00     12/31/01 through 12/31/00       12/31/01 through 12/31/00
----------------------------------------------------------------------------------------------------

$    (94,036)   $     (8,302)   $     55,959    $      9,754    $    774,948    $     99,985
  (4,786,861)        (23,386)       (170,084)          1,975            --              --
  (1,416,531)        297,327       1,276,104         675,804            --              --

  (6,297,428)        265,639       1,161,979         687,533         774,948          99,985


        --              --           (55,307)        (10,031)       (774,948)        (99,985)
        --              --            (1,978)           --              --              --

        --              --           (57,285)        (10,031)       (774,948)        (99,985)


   8,752,204       1,855,241       7,926,479       2,234,816      97,585,421       7,529,897

        --              --            57,285          10,031         774,948          99,985

        --        21,014,272            --         7,942,354            --        18,562,828

   8,752,204      22,869,513       7,983,764      10,187,201      98,360,369      26,192,710
  (3,021,857)       (367,498)       (900,849)        (28,761)    (90,194,039)     (6,768,245)

   5,730,347      22,502,015       7,082,915      10,158,440       8,166,330      19,424,465

    (567,081)     22,767,654       8,187,609      10,835,942       8,166,330      19,424,465
  22,787,654          20,000      10,855,942          20,000      19,444,465          20,000

$ 22,220,573    $ 22,787,654    $ 19,043,551    $ 10,855,942    $ 27,610,795    $ 19,444,465



$    --         $       --      $        652    $       --      $       --      $       --



(A) Commencement of operations.


                       See Notes to Financial Statements.




                        SENTINEL VARIABLE PRODUCTS TRUST
                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
                                                       SVPT                           SVPT
                                                    Common Stock                  Growth Index
                                                        Fund                          Fund
                                                    Period from                    Period from
                                              Year Ended  11/30/00 through   Year Ended 11/30/00 through
                                              12/31/01 (B)  12/31/00 (A)(B) 12/31/01 (B) 12/31/00 (A)(B)

Net asset value at beginning of period        $    10.49    $    10.00     $     9.46    $   10.00

Income (Loss) from Investment Operations
Net investment income (loss)                        0.11          0.01           0.02          --
Net realized and unrealized gain
     (loss) on investments                         (0.95)         0.49          (1.29)       (0.54)

Total from investment operations                   (0.84)         0.50          (1.27)       (0.54)

Less Distributions
Dividends from net investment income                0.11          0.01           0.02         0.00***
Distributions from realized gains
     on investments                                 0.04            --           --            --

Total Distributions                                 0.15          0.01           0.02          --

Net asset value at end of period              $     9.50    $    10.49     $     8.17    $    9.46


Total Return (%) *                                 (8.10)         5.00++       (13.44)       (5.36)++
Ratios/Supplemental Data
Ratio of net expenses to average
     net assets (%)                                 0.51          0.51+          0.65         1.07+
Ratio of expenses to average net
     assets before voluntary expense
     reimbursements (%) **                          0.74          1.04+          2.30         1.35+
Ratio of net investment income (loss)
     to average net assets (%)                      1.23          1.20+          0.31         0.51+
Ratio of net investment income (loss)
     to average net assets before voluntary
     expense reimbursements (%) **                  1.01          0.68+         (1.34)        0.23+
Portfolio turnover rate (%)                           46             8++           33           16++
Net assets at end of period
     (000 omitted)                            $   34,245     $  29,797      $   3,926    $   2,921

(A)  Commenced operations November 30, 2000.
(B)  Per share data calculated utilizing average daily shares outstanding.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)
***  Represents less than $.005 of average daily shares outstanding.

                       See Notes to Financial Statements.




                        SENTINEL VARIABLE PRODUCTS TRUST
                              FINANCIAL HIGHLIGHTS


Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


           SVPT                        SVPT                          SVPT
       Mid Cap Growth              Small Company                Money Market
           Fund                       Fund                          Fund
        Period from                Period from                   Period from
 Year Ended  11/30/00 through   Year Ended  11/30/00 through  Year Ended 11/30/00 through
12/31/01 (B) 12/31/00 (A)(B)   12/31/01 (B) 12/31/00 (A)(B)  12/31/01 (B) 12/31/00 (A)(B)

$    10.14    $    10.00   $       10.73   $       10.00  $        1.00   $     1.00


     (0.04)      --                 0.03            0.01           0.04      --
     (2.42)         0.14            0.54            0.73        --           --

     (2.46)         0.14            0.57            0.74           0.04      --


   --            --                 0.03            0.01           0.04         0.00***
   --            --                 0.00***      --             --           --

   --            --                 0.03            0.01           0.04      --

$     7.68    $    10.14   $       11.27   $       10.73  $        1.00   $     1.00


    (24.26)         1.40++          5.35            7.40++         3.70         0.50++

      0.78          0.73+           0.65            0.68+          0.42         0.44+

      0.84          1.05+           0.94            1.16+          0.56         0.82+

     (0.45)        (0.43)+          0.40            1.19+          3.46         6.25+

     (0.50)        (0.75)+          0.11            0.72+          3.32         5.86+
        88             1++            59               2++         --           --
$   22,221    $   22,788      $   19,044      $   10,856     $   27,611   $   19,444


(A)  Commenced operations November 30, 2000.
(B)  Per share data calculated utilizing average daily shares outstanding.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)
***  Represents less than $.005 of average daily shares outstanding.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION:

The Sentinel Variable Products Trust (the "Trust") is a managed, open-end investment company, registered under the Investment Company Act of 1940 as amended which continuously offers its shares, to separate accounts of National Life Insurance Company to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of five separate and distinct funds, four of which are diversified: Common Stock, Mid Cap Growth, Small Company and Money Market, (the Growth Index Fund being non-diversified). The five funds of the Trust are referred to hereinafter collectively as the "Funds", and individually as a "Fund".

2.  ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements.

A. SECURITY VALUATION: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis, dividend income is recorded on the ex-dividend date. The cost of securities sold is determined by the use of the specific identification method. Market discount and original issue discount are accreted into income.

C. DIVIDENDS AND DISTRIBUTIONS: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital. Reclassifications were made to reflect these differences as of December 31, 2001.

               Accumulated          Accumulated undistributed
               undistributed         net realized gain (loss)
               net investment       on investments and foreign    Paid-in
  Fund          income (loss)       currency transactions         capital
--------------------------------------------------------------------------------

Common Stock      $   3                   $   (3)              $   --
Mid Cap Growth   94,036                       --                (94,036)
Small Company      (652)                     575                    77

D. REPURCHASE AGREEMENTS: Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

E. OTHER: Direct expenses of a fund are charged to that Fund while common expenses of the Series are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Earnings credits are received from the custodian bank on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

F. FEDERAL INCOME TAXES: No provision is made for Federal taxes as it is the Fund's intention to have each Fund continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise income taxes or income tax liability. All distributions to shareholders during the year ended December 31, 2001 were ordinary income distributions which are not currently taxable to shareholders through variable life and annuity contracts.

3. MANAGEMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement, National Life Investment Management Company, Inc. (NLIMC) a wholly owned subsidiary of National Life Insurance Company manages the Funds' investments and their business operations under the overall supervision to the Board of Trustees of Sentinel Variable Products Trust. NLIMC has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, the Trust will pay to NLIMC a monthly fee determined as follows:

           a) With respect to the Common Stock, Mid Cap Growth and Small Company
Funds: 0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.

           b) With respect to Growth Index Fund: 0.30% per annum on the average daily net assets of the Fund

           c) With respect to the Money Market Fund: 0.25% per annum on the average daily net asset of the Fund.

NLIMC has voluntarily agreed for a period of at least until December 31, 2002 to waive the Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

o Common Stock Fund                0.48%
o Mid Cap Growth Fund              0.71%
o Small Company Fund               0.57%
o Growth Index Fund                0.60%
o Money Market Fund                0.40%

These arrangements may be changed or terminated at any time after December 31, 2002.

For the fiscal year ended December 31, 2001 the amounts reimbursable are as follows Common Stock $68,083, Mid Cap Growth $12,125, Small Company $40,944, Growth Index $50,391 and Money Market $31,393.

Equity Services Inc. (ESI) another wholly owned subsidiary of National Life Insurance Company acts as the principal underwriter of shares of the Funds. ESI receives no compensation from the Trust for acting as principal underwriter.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Corporation ("Sentinel Service") a Vermont corporation which is a wholly owned subsidiary of National Life Insurance Company, the Trust receives certain transfer agency, fund accounting and financial administration services. For these services, the Fund Services Agreement provides for the Trust to pay to Sentinel Service a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net asset of the Funds for fund accounting and financial administration services. For the fiscal year ended December 31, 2001 this fee totaled $110,996.

4. INVESTMENT TRANSACTIONS:

Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2001 are as follows:

                  Purchases of                  Sales of
                  other than     Purchases of  other than
                    U.S.             U.S.        U.S.        Sales of U.S.
                 Government      Government   Government     Government
                 direct and      direct and   direct and     direct and
                   agency         agency        agency         agency
  Fund           obligations    obligations   obligations    obligations

Common Stock     $19,958,468     $  -333     $13,269,715       $ --
Growth Index       2,426,464        -333       1,024,386         --
Mid Cap Growth    24,620,118        -333      18,126,044         --
Small Company     12,749,494        -333       7,394,710         --

(The Sentinel Variable Products Money Market Fund invests only in short-term obligations.)

At December 31, 2001, the Funds have tax basis capital losses which may be used to offset future capital gains through 2009 as follows:

o Common Stock           $  111,841
o Growth Index           $   62,231
o Mid Cap Growth         $4,643,054

Capital losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Funds incurred and elected to defer the following capital losses during fiscal 2001:

o Common Stock             $607,503
o Growth Index             $ 74,938
o Mid Cap Growth           $ 90,198
o Small Company            $170,354

5. SHARES OF BENEFICIAL INTEREST TRANSACTIONS:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2001 were as follows:

                                   Shares                     Shares
                                 issued in                  issued in
                                reinvestment               exchange for    Net
                                of dividends     Shares   net assets of increase
                     Shares      and distri-       re-     other in-   in shares
Fund                  sold         butions      acquired    ment cos.  outstand-
                                                                          ing
--------------------------------------------------------------------------------

Year ended December 31, 2001
Common Stock        1,019,286      52,352          307,171       --      764,467
Growth Index          181,350       1,092           10,898       --      171,544
Mid Cap Growth      1,042,840         --           396,466       --      646,374
Small Company         761,027       5,065           87,521       --      678,571
Money Market       97,585,421     774,948       90,194,039       --    8,166,330

For the period from November 30, 2000 (commencement of operat ions) through December 31, 2000

Common Stock              88,670    2,683     30,010    2,780,481    2,841,824
Growth Index             308,590      129          1         -         308,718
Mid Cap Growth           179,151     --       33,699    2,101,427    2,246,879
Small Company            219,509      921      2,753      794,235    1,011,912
Money Market           7,549,897   99,985  6,768,245   18,562,828   19,444,465

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Trust Common Stock Fund, Sentinel Variable Products Trust Growth Index Fund, Sentinel Variable Products Trust Mid Cap Growth Fund, Sentinel Variable Products Trust Small Company Fund, and Sentinel Variable Products Trust Money Market Fund of the Sentinel Variable Products Trust, (the "Funds") at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 18, 2002

                           BOARD MEMBERS AND OFFICERS

Policyholders elect a board that oversees the Trust's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Trust's board members. Each member oversees the five portfolios of the Sentinel Variable Products Trust. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


INDEPENDENT BOARD MEMBERS

Name, Address, Age
Position held with Registrant and length of service Principal occupations during past five years

Other directorships

William D. McMeekin
Banknorth Vermont
215 Main Street
Brattleboro, VT 05301
Born in 1944
Trustee since 2000
Senior Vice President & Senior Credit Officer -
Banknorth Vermont, 2001 to Present; Community President - The Howard Bank, 2000 to 2001; prior to that, President & Chief Executive Officer - Granite Savings Bank

Vermont Granite Museum of Barre; Central Vermont Economic
Development Corporation

William G. Ricker
Denis Ricker & Brown
17 State Street
Montpelier, VT  05602
Born in 1939
Trustee since 2000
Former President -
Denis, Ricker & Brown

Denis, Ricker & Brown; Woodbury College; Central Vermont Economic Development Corp.; Montpelier Economic Development Steering Committee; Lyndonville Savings Bank Insurance Center

BOARD MEMBERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.

Name, Address, Age
Position held with  Registrant and length of service
Principal occupations during past five year

Other directorships

Patrick E. Welch
National Life Insurance Company
One National Life Drive
Montpelier, VT  05604
Born in 1947
Chairman of the
Board and Chief Executive Officer since 2001
Chairman of the Board,
President & Chief Executive Officer - National Life Insurance Company

National Life Holding Company;
National Life Insurance Company;
NLV Financial Corp.; Administrative Services, Inc.; Equity Services, Inc.; NL Capital Management, Inc.;
National Financial Services, Inc.;
National Retirement Plan Advisors, Inc.; Sentinel Administrative Service Corporation; Sentinel Group Funds, Inc.; American Council of Life Insurance; Banknorth Group, Inc.; Banknorth, N.A.; Champlain College; Vermont Business Roundtable

The board has appointed officers who are responsible for day-to-day business decisions based on polices it has established. The officers serve at the pleasure of the board.

OFFICERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.
Name, Address, Age
Position held with Registrant and length of service Principal occupations during past five years

Other directorships

Joseph M. Rob
Sentinel Management Company
One National Life Drive
Montpelier, VT  05604
Born in 1942
President
since 2000
Chief Executive Officer -
Sentinel Management Company;
Chairman - American Guaranty & Trust Company;
Chairman - Equity Services, Inc.

American Guaranty & Trust Company; Equity Services, Inc.;
Equity Services of Nevada, Inc.;
Insurance Investors Life Insurance Company; Life Insurance Company of the Southwest; Sentinel Administrative Service Corporation

Thomas P. Malone
Sentinel Administrative
 Service Company
One National Life Drive
Montpelier, VT  05604
Born in 1956
Vice President
& Treasurer
since 2000
Vice President - Sentinel Administrative Service Company

None


D. Russell Morgan
National Life Insurance Company
One National Life Drive
Montpelier, VT 05604
Born in 1955
Secretary since 2000
Assistant General Counsel
- National Life Insurance Company, 2001 to present; Senior Counsel - National Life Insurance Company, 2000 to 2001; prior to that, Counsel - National Life Insurance Company

None


The Statement of Additional Information has additional information about the Trust's trustees and is available, without charge, upon request by calling (800) 537-7003.

Investment Advisor: NL Capital Management, Inc.
Principal Underwriter: Equity Services, Inc.
Counsel: Sidley Austin Brown & Wood
Independent Accountants: PricewaterhouseCoopers LLP
Custodian and Dividend Paying Agent: State Street Bank - Kansas City Transfer Agent, Shareholder Servicing Agent and Administrator:
     Sentinel Administrative Service Corporation


Sentinel Variable Products Trust
Sentinel Variable Products Trust Common Stock Fund
Sentinel Variable Products Trust Growth Index Fund
Sentinel Variable Products Trust Mid Cap Growth Fund
Sentinel Variable Products Trust Small Company Fund
Sentinel Variable Products Trust Money Market Fund

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by
Equity Services, Inc.
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
MK2473(1201)         Cat. No. 63061